UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SILEXION THERAPEUTICS CORP
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-3-756-4999
June __, 2026
Dear Shareholder:

You are cordially invited to attend an extraordinary general meeting (the “extraordinary general meeting” or “meeting”) of Silexion Therapeutics Corp (“Silexion”, the “Company”, “our company”, “we” or “us”), which will be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on _________, July __, 2026 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet. You will be able to attend, and submit your questions during (but not speak at or vote at), the extraordinary general meeting online by visiting https://www.cstproxy.com/silexion/thirdegm2026, or by calling 1-800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID _______#.

At the extraordinary general meeting, we will present to our shareholders the following two proposals:

(1)
Approval of the potential exercise of the (i) 399,020 new Series C ordinary warrants and Series D ordinary warrants, in the aggregate, to purchase an aggregate of 399,020 ordinary shares, par value US$0.135 per share (“ordinary shares”) at an exercise price of $5.00 per ordinary share (collectively, the “New Warrants”), and (ii) 13,966 placement agent warrants to purchase 13,966 ordinary shares at an exercise price of $6.25 per ordinary share (the “Placement Agent Warrants”), that we issued pursuant to the induced warrant exercise transaction that we completed on May 18, 2026 (the “Warrant Inducement Transaction”), for which approval is required in accordance with Nasdaq Listing Rule 5635(d) (the “New Warrant Exercisability Proposal”) (all of such numbers of New Warrants, Placement Agent Warrants and underlying ordinary shares, and exercise prices and par value, have been adjusted to reflect our 1-for-10 reverse share split effected on May 28, 2026).

(2)
An increase to the authorized share capital of the Company by _______ ordinary shares, from US$796,500 divided into 5,900,000 ordinary shares of a par value of US$0.135 each (which is our current authorized share capital following our 1-for-10 reverse share split effected on May 28, 2026), to US$_________ divided into _______ ordinary shares of a par value of US$0.135 each (the “Authorized Share Capital Increase Proposal”).

Detailed information with respect to the two proposals is set forth in the accompanying notice and proxy statement, which we encourage you to carefully read in their entirety.

Under the laws of the Cayman Islands and our Amended and Restated Articles of Association, an ordinary resolution adopted by a majority of our shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting (including a unanimous written resolution) is needed for approval of each of the New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal. Abstentions will have no effect on the outcome of the vote of either of the proposals under Cayman Islands law.

The approval of the New Warrant Exercisability Proposal is required to enable us to uphold the agreed-upon terms of the Warrant Inducement Transaction, pursuant to which we were able to raise an aggregate of approximately $1.0 million from the exercise of existing warrants (before deducting placement agent fees and other offering expenses payable by us). That financing transaction enabled us to restore compliance with Nasdaq Listing Rule 5550(b)(1), which requires that our company have at least $2.5 million of shareholders’ equity under the Equity Standard of the Nasdaq Capital Market, on which our ordinary shares and warrants are listed. In order to allow the investors and the placement agent in that transaction to potentially exercise the New Warrants and Placement Agent Warrants, respectively, issued to them, as agreed with them, we are now seeking shareholder approval for that exercise.

The potential future exercise of the New Warrants and Placement Agent Warrants could also serve as a source of additional financing and equity for our company— which will assist us in funding our operations and complying with the Nasdaq shareholders equity requirement in the near-term to mid-term.

The second matter to be presented at the meeting—the Authorized Share Capital Increase Proposal— is intended to help us to achieve the same dual goals targeted by the New Warrant Exercisability Proposal: (i) enabling us to issue equity securities in ordinary-course or extraordinary transactions that enhance our shareholders’ equity and thereby maintain our compliance with the $2.5 million shareholders’ equity requirement under Nasdaq Listing Rule 5550(b)(1), which will preserve our Nasdaq listing; and (ii) providing us sufficient share capital for the basic financing needs of our operations and for potential business development transactions. Under the current authorized share capital set forth in our Amended and Restated Memorandum of Association, we do not have sufficient authorized unissued ordinary shares available for issuance for the creation of shareholder value for the near-to-mid-term period, beyond shares already reserved for issuance under existing commitments. The proposed increase to our authorized share capital by ________ ordinary shares represents the minimum increase that is needed to enable us to maintain Nasdaq listing compliance, while continuing to progress with our clinical program and with potential complementary business development opportunities.

As we begin the Phase 2/3 clinical trials for SIL-204— our innovative RNA interference (RNAi) product candidate to treat solid tumors driven by KRAS mutations— our Nasdaq listing and our ability to finance those trials are critical to our creation of value for our shareholders. Our Nasdaq listing enhances the price and liquidity of, and the trading market for, our securities, which helps our shareholders, while our ability to effect financings enables us to continue to progress with our clinical program at the level of our operations. It is therefore in the best interest of our shareholders that we pursue both such goals, which is dependent on your support of both the New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal at the meeting.

The formal notice of, and the proxy statement for, the extraordinary general meeting accompany this letter.

Whether or not you plan to attend the extraordinary general meeting, it is important that your shares be represented and voted at the meeting. After reading the attached formal notice and proxy statement, please promptly vote. If you are a shareholder of record, you can vote by completing and returning the enclosed proxy card or by going online to www.cstproxyvote.com and utilizing the control number appearing on your proxy card to vote. If you hold your shares in “street name” through a bank, broker or other nominee, you can provide voting instructions to your bank, broker or other nominee to ensure that your shares are represented and voted at the extraordinary general meeting, either via the enclosed voting instruction form or online— at www.proxyvote.com— as described in the enclosed instructions.

If you have any questions or need assistance voting your ordinary shares, please contact Mirit Horenshtein Hadar, our Chief Financial Officer and Secretary, by calling +972-3-756-4999, or by emailing mirit@silexion.com.

Thank you for your participation. We look forward to your continued support. Sincerely, /s/ Ilan Hadar Chairman of the Board and Chief Executive Officer
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Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-3-756-4999

NOTICE OF EXTRAORDINARY GENERAL MEETING
OF SILEXION THERAPEUTICS CORP (“SILEXION” OR THE “COMPANY”)

Time and Date of Extraordinary General Meeting (the “meeting”)	9:00 a.m. Eastern Daylight Time/4:00 p.m. local (Israel) time on ______, July __, 2026

Place of Meeting
(in-person attendance)	Meitar Law Offices 16 Abba Hillel Road, 10th floor Ramat Gan, Israel 5250608

(virtual or telephonic attendance- may submit questions, but not vote)
https://www.cstproxy.com/silexion/thirdegm2026. Log into the virtual site by using the control number included in your proxy materials; or call 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada- standard rates apply), conference ID: ______#.

Agenda Items/Proposals	1.	New Warrant Exercisability Proposal: The approval of the exercisability of the (i) 399,020 aggregate new Series C and Series D ordinary warrants to purchase 399,020 ordinary shares, par value US$0.135, of Silexion (“ordinary shares”) at an exercise price of $5.00 per ordinary share that Silexion issued as an inducement to investors, and (ii) 13,966 placement agent warrants to purchase 13,966 ordinary shares at an exercise price of $6.25 per ordinary share that Silexion issued as related compensation to the placement agent, as part of an induced warrant exercise transaction that Silexion completed on May 18, 2026 (the “Warrant Inducement Transaction”) (all of such numbers of new warrants, placement agent warrants, and underlying ordinary shares, and exercise prices and par value, have been adjusted to reflect the 1-for-10 reverse share split effected by Silexion on May 28, 2026).

	2.	Authorized Share Capital Increase Proposal: An increase to the authorized share capital of the Company by _______ ordinary shares, from US$796,500 divided into 5,900,000 ordinary shares of a par value of US$0.135 each (constituting Silexion’s authorized share capital following the 1-for-10 reverse share split effected on May 28, 2026), to US$_________ divided into _______ ordinary shares of a par value of US$0.135 each.

Required Majority for Approval of Proposals
Under the laws of the Cayman Islands and Silexion’s Amended and Restated Articles of Association, the approval of each of the New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal requires an ordinary resolution, adopted by the affirmative vote of shareholders holding ordinary shares amounting in the aggregate to at least a majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at the meeting with respect to such proposal. Abstentions and broker non-votes are not considered “actually cast” and are therefore not taken into consideration in determining whether a majority has been achieved for the proposal.

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Purpose of Agenda Items
New Warrant Exercisability Proposal: Under Nasdaq Listing Rule 5635(d), Silexion is required to seek shareholder approval of the exercisability of (i) the 399,020 aggregate new Series C ordinary warrants and Series D ordinary warrants to purchase 399,020 ordinary shares at an exercise price of $5.00 per ordinary share, and (ii) the 13,966 placement agent warrants to purchase 13,966 ordinary shares at an exercise price of $6.25 per ordinary share, all of which Silexion issued in the Warrant Inducement Transaction, as a condition to those warrants becoming exercisable. Without that shareholder approval condition, the Warrant Inducement Transaction would have been deemed a non-public offering at a price below the Nasdaq “minimum price”, and the financing under that transaction itself could not have been completed right away, due to the Nasdaq requirement to seek shareholder approval, or would have needed to have been carried out at a price, or on other terms, that the investors in the transaction would not have accepted. The funds raised in that transaction were essential in restoring the Company’s compliance with the Nasdaq shareholders’ equity requirement and providing financing for the Company’s upcoming Phase 2/3 clinical trials for its SIL 204 product candidate for the treatment of solid tumors driven by KRAS mutations. Silexion has furthermore committed contractually to the investors under the transaction documents to obtain the approval of its shareholders to enable the exercisability of those new warrants and placement agent warrants. The New Warrant Exercisability Proposal therefore fulfills regulatory and contractual requirements of Silexion related to its recent financing transaction. The potential exercise of the new warrants and placement agent warrants could furthermore serve as an additional source of financing, and could assist the Company in maintaining compliance with the Nasdaq shareholders’ equity requirement, in the near-term or mid-term future.

Authorized Share Capital Increase Proposal: The Authorized Share Capital Increase Proposal is meant to provide the Company with sufficient authorized share capital to issue as part of maintaining compliance with Nasdaq Listing Rule 5550(b)(1), which requires that the Company have at least $2.5 million of shareholders’ equity on a continued basis under the Equity Standard of the Nasdaq Capital Market, on which the Company’s ordinary shares and warrants are listed. Beyond the need to comply with the Nasdaq shareholders’ equity requirement, the Company requires an enhanced authorized share capital to pursue its ongoing operational needs related to its clinical development of RNA interference (RNAi) therapies, including financing activities and potential business development opportunities for complementary assets. The Company intends to manage its enlarged authorized share capital to reinforce, as much as possible, the price and liquidity of, and the trading market for, its traded securities. The proposed increase of _________ authorized ordinary shares is expected to be sufficient for the Company to maintain its requisite shareholders’ equity level and achieve the foregoing additional objectives in the short-term to mid-term future.

Board Recommendation	The Board unanimously recommends a vote “FOR” each of the New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal.

Record Date	You are entitled to notice of, and to vote at, the meeting if you held an ordinary share of Silexion as of the close of business on _____, June __, 2026.
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Additional Proxy Materials
The New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal, and details with respect to the meeting, are described more fully in the attached proxy statement, which we are sending (together with this notice and a proxy card or voting instruction form) to our shareholders and which we urge you to read in its entirety. Copies of this notice, the attached proxy statement and the related proxy card are also being filed with the U.S. Securities and Exchange Commission (the “SEC”) under cover of Schedule 14A, which documents may be obtained for free from the SEC’s website at www.sec.gov, the “Investors” portion of our website, www.silexion.com, or at the website for the meeting, https://www.cstproxy.com/silexion/thirdegm2026

Quorum Requirement
No action may be taken at the meeting unless a quorum, consisting of the holders of at least a majority of the Company’s outstanding ordinary shares, are present in person or by proxy. If a quorum is not present at the meeting within half an hour from the time designated for the meeting to begin, the chairman of the meeting will adjourn the meeting for one week, to __________, July __, 2026, at the same time and same place at which the meeting is held, at which time resolutions may be adopted solely with respect to the proposals described in this notice of the original meeting. If a quorum is not present at the reconvened meeting within half an hour from the time designated for it to begin, those shareholders present (regardless of how many) will be deemed to constitute a quorum and action may be taken on the matters on the agenda.

Required Vote
Approval of each of the New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal requires the affirmative vote of shareholders holding ordinary shares amounting in the aggregate to at least a majority of the votes cast by shareholders as, being entitled to do so, vote in person or by proxy at the meeting with respect to such proposal. Abstentions and broker non-votes are not considered “actually cast” and are therefore not taken into consideration in determining whether a majority has been achieved for any proposal, but the ordinary shares represented thereby are considered present for purposes of the quorum requirement.

Means of Voting
The vote of each of the Company’s shareholders is important regardless of whether or not any particular shareholder attends the meeting. Accordingly, we urge you to read the attached proxy statement and vote your ordinary shares promptly, regardless of the number of ordinary shares you own.

You may vote the ordinary shares that you own directly (i.e., as a record shareholder) via proxy, by signing and returning the form of proxy in the enclosed envelope. If you prefer to vote via the internet, you may do so at www.cstproxyvote.com, by using the control number that appears towards the bottom of the physical proxy card that was sent to you. You may revoke your proxy at any time before it is voted, and you may attend the meeting and vote in person even if you have previously signed a proxy or voted via the internet. As an alternative to voting via proxy or via the internet, you may vote the ordinary shares that you own directly in person by attending the meeting.

If your ordinary shares are held in street name on Nasdaq (i.e., ordinary shares that are held through a bank, broker or other nominee), you may instruct the nominee as to how you want your ordinary shares voted, including via the internet (at www.proxyvote.com). Specific instructions as to how to vote are set forth on the enclosed voting instruction form provided by your bank, broker, or nominee.

If voting via proxy, your vote must be received by 11:59 p.m., Eastern time on _______, July _, 2026 in order to be counted towards the tally of votes on the proposals at the meeting. If submitting voting instructions via a voting instruction form or via the internet, the deadline for receipt of your voting instructions will be at such time on such date as may be indicated in the voting directions provided to you.

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Attendance at Meeting (in person)
If you are a shareholder holding ordinary shares as of the record date for the meeting (June _, 2026) and desire to attend the meeting in person, if a record shareholder, please provide at the meeting the name under which your ordinary shares are held of record and proof of ownership (a copy of your share certificate or a statement showing book-entry shares). If you hold your ordinary shares in “street name” (through a bank or broker), please bring to the meeting the required proof of ownership described for attendance at the meeting, namely: a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting, along with an account statement or other proof that shows that you owned your shares as of the record date for the meeting.

(virtual or telephonic attendance)
https://www.cstproxy.com/silexion/thirdegm2026. Log into the virtual site by using the control number included in your proxy materials, or call 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada- standard rates apply), conference ID: ______. You may submit questions, but not vote, while attending the meeting virtually or telephonically.

By Order of the Board of Directors,

/s/ Ilan Hadar
Chairman of the Board and Chief Executive Officer June __, 2026

This Notice of Extraordinary General Meeting was
first published by the Company on June _, 2026.

Important Notice Regarding the Availability of Proxy Materials for the extraordinary general meeting of Silexion to be held on July __, 2026:

This notice and the accompanying proxy statement are available free of charge at the “Investors”
portion of the Company’s website, www.silexion.com, and at
https://www.cstproxy.com/silexion/thirdegm2026.
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Silexion Therapeutics Corp
12 Abba Hillel Road
Ramat-Gan, Israel 5250606
+972-3-7564999

PROXY STATEMENT
FOR EXTRAORDINARY GENERAL MEETING

INFORMATION CONCERNING ATTENDANCE AND VOTING

This proxy statement is being furnished to you in connection with the solicitation by the board of directors (the “Board”) of Silexion Therapeutics Corp, a Cayman Islands exempted company (“we,” “us,” “our,” “Silexion,” the “Company” or “our company”), of proxies in the accompanying form to be used at the extraordinary general meeting of the Company (the “extraordinary general meeting” or “meeting”) to be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on _______, July __, 2026 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet. You will be able to attend, and submit your questions during (but not speak at or vote at), the extraordinary general meeting online by visiting https://www.cstproxy.com/ silexion/thirdegm2026 or by calling 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID ________#.

This proxy statement is being mailed to shareholders on or about ______, June _, 2026.

IMPORTANT:

Please promptly vote via the enclosed proxy card or voting instruction form, or via the Internet, by following the instructions appearing on the enclosed proxy card or provided by your broker, bank or nominee, so that your shares can be represented at the extraordinary general meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE EXTRAORDINARY GENERAL MEETING

Q. Why am I receiving these materials?

A. Our Board is soliciting your proxy to vote at the extraordinary general meeting of Silexion, including at any adjournments or postponements of the meeting. The extraordinary general meeting will be held at 9:00 a.m., Eastern time/ 4:00 p.m. local (Israel) time, on _______, July _, 2026 at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, as well as virtually. You are invited to attend the extraordinary general meeting via live audio webcast, although you will be unable to vote on the proposals described in this proxy statement in person at the meeting if you attend in that manner. You do not need to attend the meeting in person to vote your shares, however. Instead, you may follow the instructions below to submit your proxy or voting instructions via a physical proxy card or voting instruction form, or via the Internet. Shareholders are encouraged to vote, or to submit voting instructions to their bank, broker or other nominee, by Internet as early as possible in advance of the extraordinary general meeting to avoid processing delays.

Q. Why are you holding the extraordinary general meeting?

A. We are holding the extraordinary general meeting in order to obtain our shareholders’ support for two proposals for which our shareholders’ approval is required legally before we can implement the actions being proposed:

(1)
New Warrant Exercisability Proposal: The approval of the exercisability of the (i) 399,020 aggregate new Series C and Series D ordinary warrants to purchase 399,020 ordinary shares, par value US$0.135, of Silexion (“ordinary shares”) at an exercise price of $5.00 per ordinary share (collectively, the “New Warrants”) that we issued as an inducement to investors to exercise 199,510 existing warrants to purchase 199,510 ordinary shares, and (ii) 13,966 placement agent warrants to purchase 13,966 ordinary shares at an exercise price of $6.25 per ordinary share that we issued as related compensation to the placement agent (the “Placement Agent Warrants”), in each case as part of an induced warrant exercise transaction that we completed on May 18, 2026 (the “Warrant Inducement Transaction”). (All of such numbers of New Warrants, existing warrants, Placement Agent Warrants, and underlying ordinary shares, and exercise prices per share and par value, have been adjusted to reflect the 1-for-10 reverse share split that we effected on May 28, 2026.) We refer to the proposal to enable the New Warrants and Placement Agent Warrants to become exercisable as the “New Warrant Exercisability Proposal” or “Proposal 1”.

(2)
Authorized Share Capital Increase Proposal: An increase to the authorized share capital of the Company (as set forth in paragraph 5 of our Amended and Restated Memorandum of Association (the “Memorandum of Association”)) by ________ ordinary shares, from US$796,500 divided into 5,900,000 ordinary shares of a par value of US$0.135 each (which is our current authorized share capital, following the 1-for-10 reverse share split that we effected on May 28, 2026), to US$______ divided into ________ ordinary shares of a par value of US$0.135 each. We refer to the proposal for the foregoing proposed increase as the “Authorized Share Capital Increase Proposal” or “Proposal 2”.

Q. Why are you asking shareholders to approve the exercisability of the New Warrants issued to investors and Placement Agent Warrants issued to the placement agent in the Warrant Inducement Transaction?

A. We are proposing the approval of the exercisability of the New Warrants and Placement Agent Warrants pursuant to the New Warrant Exercisability Proposal because that fulfills our regulatory and contractual obligations related to the Warrant Inducement Transaction, while furthermore opening the possibility for future financing transactions that will also enhance our Nasdaq listing compliance.

 The Warrant Inducement Transaction was an essential transaction for two primary reasons— it (i) helped us to restore our compliance with the $2.5 million minimum shareholders’ equity requirement under the Equity Standard of the Nasdaq Capital Market in time for the filing of our quarterly report on Form 10-Q for the first quarter of 2026, and (ii) provided us with vital financing that enables us to proceed with our upcoming Phase 2/3 clinical trials for our SIL 204 lead product candidate for the treatment of solid tumors driven by KRAS mutations. Given our very limited time window for fulfilling each of the foregoing two goals, we could not have delayed the completion of the Warrant Inducement Transaction. Yet, under Nasdaq Listing Rule 5635(d), we could not have completed the transaction right away without conditioning the exercisability of the New Warrants and Placement Agent Warrants on our receipt of shareholder approval, as the transaction would have otherwise been deemed a non-public offering at a price below the Nasdaq “minimum price”, and the exercise of the existing warrants under the Warrant Inducement Transaction itself would have been subject to delay for shareholder approval, or would have needed to be carried out at a price, or on other terms, that the investors would not have accepted.

Given those circumstances, and our vital need to complete the exercise of the existing warrants under the Warrant Inducement Transaction right away, the investors and the placement agent in the Warrant Inducement Transaction were willing to delay their right to exercise the New Warrants and Placement Agent Warrants, respectively, until we obtain our shareholders’ approval of the exercisability of those respective sets of warrants, which we have committed to seek under the letter agreement to which we are party with the investors in the transaction. That, in turn, permitted the investors to exercise the existing warrants right away, which provided the related funds to our company immediately upon the closing, while enabling us to seek approval of the exercisability of the New Warrants and Placement Agents Warrants on a delayed basis, at the upcoming extraordinary general meeting.

While we are obligated to obtain our shareholders’ approval to enable the exercise of the New Warrants and Placement Agent Warrants for the foregoing historical reasons based on regulatory and contractual obligations, our facilitation of that potential exercise would help us prospectively as well. As we experienced with the Warrant Inducement Transaction, the exercise of outstanding warrants— which would be possible for the New Warrants and Placement Agent Warrants if the New Warrant Exercisability Proposal is approved— serves as a potential source of funding and shareholders’ equity for our company. If the New Warrants or Placement Agent Warrants were to be exercised in the near-term or mid-term future, that could provide us with up to approximately $1.995 million or $87.3 thousand, respectively, of additional funds to assist us in financing our upcoming clinical trials for SIL 204 while also enhancing our ability to maintain compliance with the $2.5 million minimum shareholders’ equity requirement under the Equity Standard of the Nasdaq Capital Market, on which our securities are listed.

Q. Why are you seeking approval for an increase to the Company’s authorized share capital at the extraordinary general meeting?

A. Similar to the utility of the exercisability of the New Warrants and Placement Agent Warrants as proposed under the New Warrant Exercisability Proposal, the proposed increase in authorized share capital under the Authorized Share Capital Increase Proposal will also assist us to both (i) preserve our current listing on the Nasdaq Capital Market, and (ii) fund vital working capital for our operations that will further the clinical development of our innovative RNA interference (RNAi) therapies and, potentially, pursue business development transactions for complementary assets.

We are required to maintain at least $2.5 million of shareholders’ equity on an ongoing basis under the Equity Standard of the Nasdaq Capital Market, on which our ordinary shares and warrants are listed. Our issuance of equity securities in value-enhancing transactions, whether extraordinary or ordinary-course, will serve as the primary means by which we can effectively achieve that goal, and for that, we will need additional authorized share capital.

Beyond the purpose of maintaining our Nasdaq listing, we require increased share capital for the basic financing needs of our operations and, potentially, for business development transactions, in keeping with our goal of creating substantive value for our shareholders. As we navigate the upcoming critical period in the clinical development of our RNAi therapies to treat solid tumors driven by KRAS mutations, we will need both sufficient funding and transactional flexibility for that development process. An enhanced authorized share capital will enable us to effect basic financing activities and will furthermore provide us with the requisite flexibility to potentially pursue value-enhancing business development opportunities related to complementary assets. Those activities and opportunities can, in turn, help us to advance our product candidates and, potentially, complementary product candidates, whereby we can increase the value of our company and our ordinary shares for our shareholders.

Under our Memorandum of Association, we currently have only limited available, unissued authorized share capital, beyond ordinary shares that are either (i) reserved for issuance under pre-existing commitments (including the ordinary shares underlying the New Warrants and Placement Agent Warrants), and (ii) needed for issuance in financing transactions in the very near future, such as under the At-The-Market offering program that we have in place with H.C. Wainwright & Co. (“H.C. Wainwright”) (the “ATM”), and/or pursuant to any potential public offering that we may engage in with H.C. Wainwright as placement agent. Our lack of available, unissued share capital prevents us from executing upon our intended maintenance of compliance with the $2.5 million minimal Nasdaq shareholders’ equity level, and with our operational goals of value creation via our clinical siRNA development program. The proposed increase of ________ additional authorized ordinary shares represents the estimated minimum level needed to enable us to maintain Nasdaq listing compliance, while continuing to progress with our clinical program, and potential complementary opportunities, for the creation of shareholder value, in the upcoming near-term to mid-term periods. Even for the above-referenced commitments and existing financing programs for which we have allocated ordinary shares, we cannot maximize the potential benefits from them or ensure our compliance with related requirements without additional share capital to be added to the reserves for them. For example, we cannot maximize the $13,170,000 of potential financing for our company that is available under the ATM and we cannot grant sufficient incentive awards to our employees, officers and directors under our 2024 Equity Incentive Plan without actual additional authorized share capital to allocate for those purposes.

In order to effect the increase in our authorized share capital, Article 17.1.1 of our Amended and Restated Articles of Association (the “Articles”) and Cayman Islands law mandate that our shareholders adopt an ordinary resolution, which requires us to hold the extraordinary general meeting (see the question below “What majorities are needed for approval of the proposals, and how are votes counted?”).

We acknowledge that our shareholders recently passed a proposal to increase our authorized share capital at the extraordinary general meeting that we held on May 5, 2026 (following an adjournment of one week from the original April 28, 2026 date of that meeting). However, since that time we effected the Warrant Inducement Transaction, we issued and sold ordinary shares under the ATM, and we converted outstanding amounts under the amended and restated promissory note that we had issued to Moringa Sponsor, L.P. (the “Moringa Sponsor” and the “Moringa Sponsor Note,” respectively) into ordinary shares that we issued to the Moringa Sponsor, each of which used up a significant portion of our newly available authorized share capital. In order to proactively ensure that we can meet our financing needs and the Nasdaq shareholders’ equity requirement in the near term to mid term, we are requesting an additional increase to our authorized share capital at the extraordinary general meeting.

Q. Will the increase to Silexion’s authorized share capital lead to a dilution of my holdings in Silexion and a reduction in the price of Silexion’s ordinary shares?

A. The increase in authorized share capital to be effected pursuant to Proposal 2 will not, in and of itself, involve the issuance of any additional securities by our company, and, therefore, will not cause any dilution to your percentage holdings in Silexion. However, once we have an enhanced authorized share capital, the transactions that we will enter into in order to maintain our shareholders’ equity level in compliance with the $2.5 million minimum shareholders’ equity requirement prescribed by the Equity Standard of the Nasdaq Capital Market, will involve the issuance of a significant number of ordinary shares. That, in turn, could result in a drop in the trading price per share of our ordinary shares. Please see the risks related to our prospective increased authorized share capital under “Risk Factors Related to the Proposals— Risk Factors Related to the Authorized Share Capital Increase Proposal ” below in this proxy statement. Nevertheless, we intend to be as selective as possible before issuing share capital, to ensure that the terms of transactions in which we issue shares are consistent with our strategic goal of supporting value enhancement for our shareholders and buttressing the price of our ordinary shares. We will carefully manage our enhanced authorized share capital to support and reinforce, as much as possible, the price and liquidity of, and the trading market for, our traded securities.

It is furthermore important to keep in mind that our Nasdaq listing is a critical asset of our company and our shareholders, as it enhances the price and liquidity of, and the trading market for, our securities, and it is therefore in the best interest of our shareholders that we preserve it. It is therefore extremely important that we achieve and maintain compliance with the $2.5 million minimum shareholders’ equity requirement for continued listing on the Nasdaq Capital Market, which requires, as a prerequisite, that we enhance our authorized share capital that can be utilized towards that goal.

Q. Will there be any other items of business on the agenda?

A. Other than the New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal, there are no other agenda items that we plan to present at the extraordinary general meeting.

Q. Who is entitled to vote?

A. Shareholders of record at the close of business on the record date, _______, June _, 2026 (the “record date”), may vote at the extraordinary general meeting. In addition, shareholders holding ordinary shares beneficially (in “street name”) (as described in response to the next question) as of the record date may instruct the record holder through which the shares are held how to vote their shares at the extraordinary general meeting. Each shareholder is entitled to one vote on each proposal for each ordinary share held— whether of record or beneficially— as of the record date. As of the close of business on the record date (________, June __, 2026), there were [             ] of our ordinary shares outstanding.

Q. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A. Shareholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company (“Continental”), you are considered, with respect to those shares, a shareholder of record. The notice of the meeting, along with the cover letter and this proxy statement, have been sent directly to you by us.

Beneficial Owner. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name”. The notice of the meeting, along with the cover letter and this proxy statement, have been forwarded to you by your broker, bank, or nominee, which is considered, with respect to those shares, the shareholder of record.

Q. How do I vote?

A. You may vote through any of the following methods:

By Internet - Shareholders of record may submit proxies prior to the extraordinary general meeting by going online to www.cstproxyvote.com and utilizing the control number appearing on their proxy cards, in accordance with the Internet voting instructions on the proxy cards. Most shareholders who hold shares beneficially in street name may provide voting instructions by accessing the website specified on the voting instruction form provided by their brokers, banks or nominees (in most cases, www.proxyvote.com).

By Mail - Shareholders of record may submit a hard copy of the proxy card that was included with this proxy statement that was mailed to them (assuming that they received a hard copy of this proxy statement and the proxy card) by completing, signing and dating the proxy card and returning it in the prepaid envelope enclosed with the proxy card. Please sign your name exactly as it appears on the proxy card. If you return your signed proxy card but do not indicate your voting preferences, your shares will be voted on your behalf “FOR” all proposals. Shareholders who hold ordinary shares beneficially in street name may provide voting instructions by mail by completing, signing, dating and mailing, in the enclosed prepaid envelope, the voting instruction form provided to them by their brokers, banks or other nominees (assuming that they received a hard copy of the voting instruction form).

In Person - Shareholders of record who attend the extraordinary general meeting in person may vote at the extraordinary general meeting, in which case any votes that they have previously submitted (via either of the above-described methods for voting) will be superseded by the vote that they cast at the extraordinary general meeting. Any such shareholder of record needs to bring proof of ownership of his, her or its ordinary shares (such as a statement showing book-entry shares) as of the record date for the meeting. Shares held beneficially in street name may be voted in person at the meeting only if the beneficial owner brings the requisite documentation, namely: (i) proof that he, she or it owned the shares in a brokerage, trustee or nominee account as of the record date (such as a brokerage account statement), and (ii) a legal proxy from the broker, trustee or nominee that owns the shares of record giving the beneficial owner the right to vote the shares. Even if you plan to attend the meeting in person, we recommend that you also vote via the internet, or submit your proxy card or voting instruction form, as described above, so that your vote will be counted if you later decide not to attend the meeting.

Please note that shares held in your name as a shareholder of record or shares owned by you beneficially may not be voted while you attend the extraordinary general meeting virtually. You will be able to listen to the proceedings at the meeting via virtual attendance, and you will be able to submit a question to the parties at the meeting virtually. However, you will not be able to speak at the meeting or to submit your vote via virtual attendance. To attend the meeting virtually, please go to https://www.cstproxy.com/ silexion/thirdegm2026.

Even if you plan to attend the extraordinary general meeting in person and vote at the meeting, we recommend that you also vote or submit your voting instructions via the Internet, or via the mail, prior to the meeting so that your vote will be counted if you later decide not to attend the meeting in person.

Q. Can I change my vote or revoke my proxy?

A. You may change your vote or revoke your proxy or voting instructions at any time prior to the deadline for voting or submitting voting instructions prior to the extraordinary general meeting. If you submitted your proxy or voting instructions by Internet, you may change your vote or voting instructions, or revoke your proxy or voting instructions, by entering the relevant Internet site and submitting a later-dated Internet proxy or later-dated voting instructions.

If you are a shareholder of record and submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the extraordinary general meeting, a valid, later-dated proxy card. Attendance at the extraordinary general meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised, or you vote in person at the extraordinary general meeting.

If you are a beneficial owner of shares held in street name and you wish to change or revoke your voting instructions previously submitted to your broker, bank or other nominee in person at the meeting, you must obtain a legal proxy through your broker, bank or nominee and present it to the tabulation agent in advance of the extraordinary general meeting. Please consult the voting instructions provided to you by your broker, bank or other nominee or please contact your broker, bank or nominee for more information.

Q. What majorities are needed for approval of the proposals, and how are votes counted?

A. An ordinary resolution, which is a resolution passed by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution, will suffice for approval of each of the two proposals. An explanation as to the legal basis for that majority—for each proposal— is provided below:

Warrant Exercisability Proposal— Under Nasdaq Listing Rule 5635(d), we are required to obtain the approval of our shareholders of the exercisability of the New Warrants and Placement Agent Warrants that we issued in the Warrant Inducement Transaction that was completed on May 18, 2026, as without that prospective shareholder approval, that transaction would have otherwise been deemed a non-public offering at a price below the “minimum price” as defined under that Nasdaq listing rule, and would have been subject to delay. Because there is no specific majority required for that approval under that Nasdaq listing rule or under Cayman Islands law, by default, an ordinary resolution will suffice for approval of the Warrant Exercisability Proposal, which is a resolution passed by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution.

Authorized Share Capital Increase Proposal— Under the laws of the Cayman Islands and Article 17.1.1 of the Articles, the approval of the increase in our authorized share capital under our Memorandum of Association pursuant to the Authorized Share Capital Increase Proposal requires the affirmative vote of an ordinary resolution under Cayman Islands law, being a resolution passed by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution.

Abstentions will have no effect on the outcome of the vote on any of the proposals under Cayman Islands law.

If you provide your vote or voting instructions on any proposal, your shares will be voted as you instruct. If you are a shareholder of record and sign your proxy card but do not indicate a vote on any proposal, your shares will be voted in accordance with the recommendation of our Board with respect to the relevant proposal (i.e., “FOR” the Warrant Exercisability Proposal and/or the Authorized Share Capital Increase Proposal).

If you hold shares beneficially in street name and do not provide your broker or other nominee with voting instructions on any of the three proposals, your shares will be subject to a “broker non-vote” on the subject proposal. Generally, a broker non-vote occurs on a matter when a broker or nominee does not have discretionary authority to vote on that matter without instructions from the beneficial owner, and instructions are not given. A broker or nominee would have discretion to vote on its own without instructions from the underlying beneficial owner when a proposal is considered “routine” under the rules governing brokers and nominees. Because none of the proposals to be presented at the meeting is considered “routine”, if you do not provide instructions on any such proposal, your broker or other nominee will not vote your shares, which will result in a broker non-vote with respect to your shares on the relevant proposal. In tabulating the voting results, shares for which there has been a broker non-vote are considered shares for which a vote has not been cast. Because the majority required for the approval of each proposal at the meeting only considers votes cast in favor or against the proposal, a broker non-vote will not affect the outcome of the vote on the subject proposal (assuming that a quorum is obtained generally for the meeting).

The table below summarizes the vote required to approve each proposal to be considered at the extraordinary general meeting, the Board’s recommendation as to how to vote, and the impact of abstentions and broker non-votes on the tally of votes:

Proposal	Board Recommendation	Vote Required for Approval	Effect of Abstentions(1)	Broker Discretionary Voting Allowed?(2)
Warrant Exercisability Proposal	FOR	The affirmative vote “FOR” by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy.	No effect. Not considered votes cast on this proposal.	No. Brokers without voting instructions will not have discretionary authority to vote.
Authorized Share Capital Increase Proposal	FOR	The affirmative vote “FOR” by an ordinary majority of our shareholders as, being entitled to do so, vote in person or by proxy.	No effect. Not considered votes cast on this proposal.	No. Brokers without voting instructions will not have discretionary authority to vote.

(1)	As noted below, abstentions will be counted as present for purposes of establishing a quorum at the extraordinary general meeting.
(2)
Only relevant if you are the beneficial owner of shares held in street name. If you are a shareholder of record and you do not cast your vote (i.e., you do not return a signed proxy card), a vote will not be cast on your behalf on the proposals at the extraordinary general meeting.

Q. What constitutes a quorum?

A. The presence in person or by proxy at the extraordinary general meeting of the holders of a majority of the ordinary shares outstanding on the record date (______, June __, 2026) will constitute a quorum. As of the close of business on that date, there were _________ ordinary shares issued and outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Under Article 21.3 of the Articles, to the extent there is no quorum present within half an hour from the time designated for the meeting to commence, the meeting will be adjourned to the same day in the next week at the same time, i.e., ______, July __, 2026 at 9:00 a.m. Eastern time (US)/ 4:00 p.m. local (Israeli) time, and at the same location, or to such other day, time or place as the Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time designated for the meeting to commence, the shareholders present (regardless of how many) shall be considered a quorum, and we may proceed to present, and conduct a vote on, the proposals.

Q. How are proxies solicited?

A. Our employees, officers and directors may solicit proxies. We will pay the cost of printing and mailing proxy materials, and will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the owners of our ordinary shares.

Q. Why are we holding the extraordinary general meeting also in virtual format?

A. The extraordinary general meeting will be held in primary part in person, but we will also enable shareholders to attend via a virtual meeting format, whereby our shareholders will be able to listen to the proceedings and raise questions to the officers of the Company who are present in person, via a live audio webcast. Shareholders will not be able to vote via the virtual meeting format, however. We believe that the virtual meeting format will expand shareholder access and participation.

Q. How can I attend the extraordinary general meeting in person or virtually?

A. The extraordinary general meeting will be held at the offices of our external legal counsel, Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608. The extraordinary general meeting may also be attended virtually over the internet, by visiting https://www.cstproxy.com/silexion/thirdegm2026 or via telephone, by calling 1 800-450-7155 (toll-free, within the U.S. and Canada) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply), conference ID ______#, whereby our shareholders will be able to listen to, and submit questions during (but not vote at), the meeting. The extraordinary general meeting will begin promptly at 9:00 a.m., Eastern time (US)/ 4:00 p.m. local (Israel) time, on _____, July _, 2026. We encourage you to access the virtual meeting website prior to the start time.

PROPOSAL 1-- NEW WARRANT EXERCISABILITY PROPOSAL

Background1

Regulatory and Contractual Background to Required Approval

On May 18, 2026, we completed the Warrant Inducement Transaction, whereby holders of 199,510 existing warrants to purchase 199,510 ordinary shares exercised those warrants at a reduced exercise price of $5.00 per ordinary share and were issued 199,510 underlying ordinary shares, which raised approximately $1.0 million of gross proceeds for our company. In order to induce the warrant holders to effect that exercise, we issued to them 399,020 aggregate New Warrants to purchase 399,020 ordinary shares. The New Warrants consist of 204,500 Series C warrants to purchase 204,500 ordinary shares at a price of $5.00 per underlying ordinary share, and 194,520 Series D warrants to purchase 194,520 ordinary shares at a price of $5.00 per underlying ordinary share, which will be exercisable beginning (and conditioned) upon our shareholders’ approval of this New Warrant Exercisability Proposal and until the five-year or 24-month anniversary (for the Series C warrants and Series D warrants, respectively) of the later of (i) the date of that shareholder approval and (ii) the effective date of the registration statement whereby we will register the resale of the underlying ordinary shares by the warrant holders. As part of the Warrant Inducement Transaction, we also issued to the placement agent for the transaction, H.C. Wainwright, 13,966 Placement Agent Warrants to purchase 13,966 ordinary shares that have the same terms as the Series C warrants, except for exercise price—as the Placement Agent Warrants are exercisable at a price of $6.25 per underlying ordinary share.

Together with additional transactions that we completed on or about that date, consisting of (i) the issuance and sale of 108,826 ordinary shares under the ATM, raising $0.33 million (net of sales agent fees), and (ii) the conversion of an aggregate of $0.4 million of outstanding amounts under the Moringa Sponsor Note into 92,501 ordinary shares that we issued to the Moringa Sponsor, the Warrant Inducement Transaction was instrumental in our raising vital financing for our upcoming Phase 2/3 clinical trials for SIL 204 and in our restoration of our shareholders’ equity level to $2.6 million, in compliance with the $2.5 million minimum under Nasdaq Listing Rule 5550(b)(1).

Based on customary market transaction terms, we could not have completed the Warrant Inducement Transaction without having issued the New Warrants to investors and Placement Agent Warrants to H.C. Wainwright as placement agent. Because Nasdaq ascribes a value of $0.125 to each of the two new warrants (Series C and Series D) that we issued to investors without cash consideration for each ordinary share that we sold to those investors at a price of $5.00 (the exercise price paid by investors for the exercise of each existing warrant), that $5.00 price received by our company would have been deemed to be reduced by $0.25 (the deemed combined value of two New Warrants) to $4.75, which was below the lower of the Nasdaq-defined “minimum price”— (a) the closing price immediately prior to the signing of the agreements for the Warrant Inducement Transaction ($4.99) and (b) the average closing price of the ordinary shares over the five trading days preceding the signing of the agreements (which average was greater than $5.00). That deemed sales price per share of $4.75, as well as the fact that we were issuing and selling ordinary shares (upon exercise of the existing warrants) and ordinary share equivalents (i.e., the New Warrants and Placement Agent Warrants) that together constituted 20% or more of the number of our then-outstanding ordinary shares in the Warrant Inducement Transaction, would have required, under Nasdaq Listing Rule 5635(d), that we obtain shareholder approval for the Warrant Inducement Transaction right away, prior to completing the transaction. The process for obtaining that shareholder approval would have stretched beyond the May 15, 2026 deadline for filing our quarterly report on Form 10-Q for the quarter ended March 31, 2026 (the “Q1 2026 quarterly report”), thereby preventing us from completing the Warrant Inducement Transaction in time to restore compliance with the $2.5 million shareholders’ equity minimum under Nasdaq Listing Rule 5550(b)(1) prior to that report. That, in turn, may have led to our securities becoming subject to immediate delisting under the Nasdaq Listing Rules.

1 All numbers of existing warrants, New Warrants, Placement Agent Warrants, underlying ordinary shares, exercise prices and trading prices appearing throughout this Proposal 1 have been adjusted (retroactively, where applicable) to reflect the 1-for-10 reverse share split that we effected on May 28, 2026.

In order to complete the Warrant Inducement Transaction right away, receive the funds from the exercise of the existing warrants, and (with the assistance of other substantially concurrent transactions) restore compliance with the Nasdaq shareholders’ equity requirement in time for the filing of the Q1 2026 quarterly report, we requested—and the investors and placement agent agreed— that the exercisability of the New Warrants and Placement Agent Warrants would be subject to the approval of our shareholders. Due to the imposition of that shareholder approval requirement, the $0.25 combined deemed value of two New Warrants issued per share sold in the Warrant Inducement Transaction did not reduce the price at which we were deemed to sell those shares, thereby leaving the price per share sold in the Warrant Inducement Transaction at $5.00, which was above the Nasdaq-defined minimum price, thereby clearing the way for the investors to complete the exercise of the existing warrants right away, without the approval of our shareholders, which enabled our company to receive the related vital financing before the filing of the Q1 2026 quarterly report, whereas the exercisability of the New Warrants and Placement Agent Warrants was delayed until shareholder approval is obtained for that potential exercise.

We currently seek—via this New Warrant Exercisability Proposal— shareholder approval for the exercisability of the New Warrants and Placement Agent Warrants, thereby completing that final phase of the Warrant Inducement Transaction to enable the exercise of those warrants under Nasdaq Listing Rule 5635(c). We have furthermore committed to the investors in the Warrant Inducement Transaction to obtain that shareholder approval within the first 90 days following the closing of the transaction, under the terms of the letter agreement with respect to the transaction.

Additional Potential Benefits of Approval

Beyond the regulatory and contractual context for our requesting shareholder approval of the exercisability of the New Warrants and Placement Agent Warrants at the meeting, there are also prospective benefits to the potential exercise of the New Warrants and Placement Agent Warrants, which will become attainable only if the New Warrant Exercisability Proposal is approved by our shareholders.

As we experienced with the existing warrants in the Warrant Inducement Transaction, the exercise of outstanding warrants serves as a source of funding and shareholders’ equity for our company. If the New Warrants or Placement Agent Warrants were to be exercised in the near-term or mid-term future, that could assist us in further financing our upcoming clinical trials for SIL 204 while also enhancing our maintenance of compliance with the $2.5 million minimum shareholders’ equity requirement under the Equity Standard of the Nasdaq Capital Market, on which our securities are listed. The exercise of all 399,020 New Warrants and all 13,966 Placement Agent Warrants at the current exercise prices of $5.00 and $6.25 per New Warrant and Placement Agent Warrant, respectively, would yield approximately $1.995 million and $87.3 thousand, respectively, of aggregate gross proceeds for our company, which we could use, in primary part, for the further advancement of our Phase 2/3 clinical trials for our SIL 2024 product candidate. The issuance of the ordinary shares underlying the New Warrants and Placement Agent Warrants in exchange for exercise price payments would furthermore enhance our shareholders’ equity and, consequently, our Nasdaq listing compliance. For those reasons, as well, therefore, we believe that it is the best interest of our shareholders that they approve the New Warrant Exercisability Proposal at the extraordinary general meeting.

Proposed Resolution

At the extraordinary general meeting, our Board will present to our shareholders the following resolution pursuant to the New Warrant Exercisability Proposal:

“RESOLVED, as an ordinary resolution, that (a) the potential exercise of the (i) 399,020 aggregate New Warrants to purchase 399,020 ordinary shares, consisting of 204,500 Series C warrants to purchase 204,500 ordinary shares and 194,520 Series D warrants to purchase 194,520 ordinary shares, in each case at an exercise price of $5.00 per underlying ordinary share, which were issued to investors, and (ii) 13,966 Placement Agent Warrants to purchase 13,966 ordinary shares at an exercise price of $6.25 per underlying ordinary share, which were issued to H.C. Wainwright as placement agent, in each case in Silexion’s induced warrant exercise transaction completed on May 18, 2026, and (b) the reservation for issuance of those underlying 204,500, 194,520, and 13,966 ordinary shares upon such respective exercise (all such numbers of warrants and underlying ordinary shares, and exercise prices, have been adjusted to reflect the 1-for-10 reverse share split effected by Silexion on May 28, 2026), be, and hereby are, approved by the shareholders of Silexion in all respects, in accordance with the requirements of Nasdaq Listing Rule 5635(d).”

Vote Required for Approval

Given the absence of any special majority required for the approval of the New Warrant Exercisability Proposal under Nasdaq Listing Rule 5635(d) or under any specific provision of our Articles, under the Articles and Cayman Islands law, the approval of this proposal requires the affirmative vote of an ordinary resolution, being a resolution passed by an ordinary majority of Silexion’s shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution.

Board Recommendation

The Board unanimously recommends a vote “FOR” the proposed approval of the exercisability of the 399,020 aggregate New Warrants to purchase 399,020 ordinary shares and 13,966 Placement Agent Warrants to purchase 13,966 ordinary shares issued in Silexion’s May 2026 Warrant Inducement Transaction pursuant to the New Warrant Exercisability Proposal.

PROPOSAL 2— AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL

Background2

Uses for Increased Authorized Share Capital

Compliance with Nasdaq Shareholders’ Equity Requirement

Since the completion of the business combination transaction whereby Silexion became a public company by combining with Moringa Acquisition Corp (“Moringa”), our listing on the Nasdaq Stock Market has been a strategic asset of our company and our shareholders, as it enables us to access capital with greater ease and furthermore enhances the price and liquidity of, and the trading market for, our securities. We therefore believe that it is in the best interest of our company and our shareholders that we preserve it.

Our shareholders’ equity was approximately $2.6 million as of May 18, 2026, as of the time of our filing of our Q1 2026 quarterly report. We are required to maintain at least $2.5 million of shareholders’ equity on an ongoing basis under the Equity Standard of the Nasdaq Capital Market, on which our ordinary shares and warrants are listed. We seek to issue equity securities in value-enhancing transactions, whether extraordinary or ordinary-course, as the primary means by which to meet that requirement, and for that goal, we will need additional authorized share capital.

2 All numbers of ordinary shares, warrants, exercise prices, and trading prices appearing throughout this Proposal 2 have been adjusted (retroactively, where applicable) to reflect the 1-for-10 reverse share split that we effected on May 28, 2026.

Ordinary Operational Needs

Besides increasing our shareholders’ equity and thereby enabling us to maintain compliance with the Nasdaq listing standards, our prospective issuance of additional ordinary shares from increased authorized share capital is needed more generally to support our ongoing operations as a clinical-stage company pursuing the development of our SIL204 product candidate. In addition to issuing additional ordinary shares in prospective financing transactions (expected types of financing transactions are described under “Financing Our Operations” below), we may also issue shares in other types of value-enhancing transactions that support our company’s growth. Those transactions may include, for example:

•
potential acquisitions of assets (for example, additional product candidates) that are complementary to our RNAi therapies to treat solid tumors driven by KRAS mutations, in which the consideration with which we pay are newly-issued ordinary shares; and

•
issuance of shares upon vesting and/or exercise of equity awards under our equity incentive plans, including our 2024 Equity Incentive Plan (the “2024 Plan”), which serves the purpose of incentivizing officers, other employees, and directors.

Financing Our Operations

Among operations-related uses for additional authorized share capital, the issuance and sale of ordinary shares and/or ordinary share-based equity securities (such as pre-funded warrants or ordinary warrants) in financing transactions is perhaps the most essential use, as it enables us to progress with our clinical development program for SIL204. We expect that in the near-term to mid-term future, our financing transactions may consist of ordinary course and extraordinary financing transactions, including some or all of the following types of transactions:

•
Ongoing sales of newly issued ordinary shares under our ATM via H.C. Wainwright, pursuant to which up to $13.17 million of ordinary shares may be issued and sold under our shelf registration statement on Form S-3 (SEC file number 333-290544) and related prospectus supplement, of which $11.96 million remains available for issuance and sale as of June 1, 2026;

•
Potential follow-on public offerings of ordinary shares, pre-funded warrants and, to the extent necessary, ordinary warrants, that are similar to the public offerings that we completed on January 17, 2025 and September 12, 2025, in which we raised $5.0 million and $6.0 million of gross proceeds, respectively; and

•
Exercises of warrants, whether currently outstanding or to be issued in future public offerings or private placements, including induced warrant exercise transactions similar to those that we completed on January 30, 2025, August 1, 2025 and May 18, 2026, in which we raised aggregate gross proceeds of approximately $3.3 million, $1.8 million and $1.0 million, respectively.

Depletion of Remaining Authorized, Available Share Capital

While the above-described needs for authorized share capital are plentiful, our current remaining reserves of available share capital have been reduced by existing commitments. Out of the 5,900,000 currently authorized ordinary shares (following our 1-for-10 reverse share split effected on May 28, 2026), 852,161 shares are issued and outstanding (as of June 1, 2026), and an estimated additional 3,165,917 authorized but unissued shares, in the aggregate, may be issued pursuant to the following commitments, leaving 1,881,922 authorized (but unissued) shares free and available for future use:

•
523,344 ordinary shares underlying all of our outstanding warrants, which consist of our 4,260 publicly-held warrants that are traded on the Nasdaq Capital Market, 141 privately-held warrants that converted from warrants of Moringa in our August 2024 business combination transaction, and 518,943 warrants that are outstanding currently that we have issued in the public offerings and/or induced warrant exercise transactions for which H.C. Wainwright has acted as placement agent;

•
4,900 ordinary shares reserved for issuance under our equity incentive plans, consisting of 4.900 ordinary shares, in the aggregate, underlying outstanding awards under the 2024 Plan and our 2013 Share Option Plan, and no ordinary shares reserved for future issuance under those plans;

•
245,775 ordinary shares (approximately) that we estimate will be issuable to the Moringa Sponsor upon the conversion of the remaining $1,229,000 outstanding principal amount due to it under the Moringa Sponsor Note, assuming a conversion price of $5.00 per ordinary share, which approximates the closing price of the ordinary shares on the Nasdaq Capital Market on June 2, 2026 (which was $4.99 per share); and

•
an estimated 2,391,898 ordinary shares that we expect to issue and sell under our ATM via H.C. Wainwright within the next two years (from June 2, 2026), based on our estimated raise of $11.96 million, in the aggregate, under that facility over that two-year period, which constitutes the entire remaining amount of the $13.17 million originally available under the ATM, and assuming that our shares are sold at a price of $5.00 per share, which approximates the closing price of the ordinary shares on the Nasdaq Capital Market on June 2, 2026 (which was $4.99 per share).

Illustration

The above-described depletion of our authorized share capital for existing commitments is presented in tabular form below, for ease of reference (as of June 2, 2026):

Current number of authorized ordinary shares, total	5,900,000
Authorized ordinary shares, issued	852,161
Authorized ordinary shares, unissued	5,047,839
Ordinary shares issuable upon exercise of all outstanding warrants	523,344
Ordinary shares reserved for issuance (both underlying outstanding grants and available for future grants) under equity incentive plans (2024 Plan and 2013 Share Option Plan)	4,900
Ordinary shares estimated for issuance and sale under ATM during next two years (1)	2,391,898
Ordinary shares (estimated) for repayment of remaining balance of Moringa Sponsor Note (2)	245,775
Remaining authorized, unissued available ordinary shares	1,881,922

(1)
The number of ordinary shares that we will actually issue and sell under the ATM over the next two years (from June 2026 through May 2028) to use up the entire $11.96 million remaining available amount under the ATM (out of the $13,170,000 total amount that was originally available and covered by our shelf registration statement on Form S-3 (SEC file number 333-290544) and related prospectus supplement) will depend on fluctuating market prices, and may differ substantially from the estimated 2,391,898 ordinary shares set forth in the table, which is based on a market price of $5.00 per share, which approximates the closing price of the ordinary shares on the Nasdaq Capital Market on June 2, 2026 ($4.99 per share).

(2)
Because the number of shares underlying the Moringa Sponsor Note depends on fluctuating market prices or prices per share in potential financing transactions at which we may convert outstanding amounts owed under the note, we are unable to accurately predict the actual number of shares that we will issue for conversion of all remaining outstanding amounts under that note. The number of shares reflected in the above table assumes the conversion of the remaining $1,229,000 outstanding principal amount at a price of $5.00 per share, which approximates the closing price of the ordinary shares on the Nasdaq Capital Market on June 2, 2026 ($4.99 per share).

Our lack of available, unissued share capital limits our ability to maintain compliance with the $2.5 million minimal Nasdaq shareholders’ equity level on an ongoing basis and inhibits our achievement of our operational goals of value creation via our clinical siRNA development program. The Board believes that the proposed increase of _________ additional authorized ordinary shares for which we seek approval at the meeting represents the estimated minimum level needed in the upcoming near-term to mid-term period to enable us to (i) maintain Nasdaq listing compliance, (ii) continue to progress with our clinical program as we begin Phase 2/3 trials in Israel and Germany, and (iii) potentially pursue inorganic, complementary opportunities for the creation of shareholder value. Even for the above-listed commitments for which we have allocated ordinary shares, we may not meet those commitments, or maximize the related potential benefits, without additional share capital to be allocated to them. That is true because (a) the above share allocations are estimates based on the current market price of approximately $5.00 per share (as of June 2, 2026), whereas actual numbers of shares needed for those commitments may far exceed those estimates due to a potential decrease in the market price per ordinary share, and (b) potential unexpected increases in costs related to our clinical trials may require us to raise even more funds than what is estimated above, which would require additional available share capital (even without a decrease in the market price of our ordinary shares).

Board Approval and Recommendation to Shareholders

Our Board has approved a proposed increase to our authorized share capital by ______ ordinary shares, as reflected in paragraph 5 of our Memorandum of Association, from US$796,500 divided into 5,900,000 ordinary shares of a par value of US$0.135 each, to US$________ divided into _______ ordinary shares of a par value of US$0.135 each. The proposed amendment to the text of paragraph 5 of our Memorandum of Association in respect of the increase in authorized share capital is set forth in Annex B to this proxy statement. Under Article 17.1.1 of the Articles, the proposed increase to our authorized share capital requires approval by our shareholders via an ordinary resolution, and our Board therefore also approved the convening of the extraordinary general meeting promptly, to seek approval for that increase.

If the Authorized Share Capital Increase Proposal is approved at the extraordinary general meeting, the Board intends to carefully manage the use of the increased authorized share capital with a view toward minimizing unnecessary dilution to existing shareholders, while balancing the Company’s capital needs in light of prevailing market conditions.

If this proposal is not approved by Silexion’s shareholders, we may not have enough ordinary shares available to achieve the goal of maintaining our compliance with the Nasdaq shareholders’ equity requirement, and may soon be subject to the delisting of our ordinary shares and warrants.

Effect on Outstanding Ordinary Shares

Approval of this proposal and the potential future issuance of any additional ordinary shares would not, in and of themselves, affect the rights of the holders of our currently issued ordinary shares, except for, with respect to the issuance of additional ordinary shares, effects incidental to increasing the number of ordinary shares in issue, such as dilution of the earnings or loss per ordinary share (if any) and voting rights of current holders of ordinary shares. Please see the risks related to our prospective increased authorized share capital under “Risk Factors Related to the Proposals— Risk Factors Related to Authorized Share Capital Increase Proposal” below in this proxy statement.

Proposed Resolution

At the extraordinary general meeting, our Board will present to our shareholders the following resolution:

“RESOLVED, as an ordinary resolution, that the authorized share capital of the Company be increased as follows:

from US$796,500 divided into 5,900,000 ordinary shares of a par value of US$0.135 each,

to US$_____ divided into _________ ordinary shares of a par value of US$0.135 each as set forth in Annex B to the proxy statement with respect to the extraordinary general meeting of the Company scheduled to be held on July _, 2026.”

Vote Required for Approval

Under Article 17.1.1 of our Articles, the approval of the Authorized Share Capital Increase Proposal requires the affirmative vote of an ordinary resolution, being a resolution passed by an ordinary majority of Silexion’s shareholders as, being entitled to do so, vote in person or by proxy at the extraordinary general meeting, and includes a unanimous written resolution.

Board Recommendation

The Board unanimously recommends a vote “FOR” the proposed increase to the authorized share capital of the Company pursuant to the Authorized Share Capital Increase Proposal.

RISK FACTORS RELATED TO THE PROPOSALS

The approval of the New Warrant Exercisability Proposal and the Authorized Share Capital Increase Proposal would be accompanied by the following attendant risks (among other potential risks):

Risk Factor Related to the New Warrant Exercisability Proposal

The market price of our ordinary shares may be adversely affected by the potential exercise of the New Warrants, and the exercise of such warrants could result in substantial dilution to existing shareholders.

While we have described in this proxy statement our regulatory and contractual obligations to, and the benefits of, facilitating the exercisability of the New Warrants, to the extent those warrants become exercisable and are exercised, we would be required to issue additional ordinary shares, which would dilute the ownership interests of our existing shareholders and could adversely affect the market price of our ordinary shares. Even if the New Warrants are not exercised, the mere exercisability of those warrants and the potential for significant future issuances of ordinary shares as a result of that exercise could create perceived or actual downward pressure on the trading price of our ordinary shares.

In addition, the investors holding the New Warrants may be more likely to exercise those warrants at times when the market price of our ordinary shares exceeds the exercise price, which could increase the number of shares outstanding at times that are dilutive to existing shareholders. The possibility of exercises of the New Warrants, or the perception that such exercises may occur, may also make it more difficult for us to raise additional equity capital on favorable terms or at all. Any such dilution or market overhang could materially and adversely affect the market price of our ordinary shares and the interests of our shareholders.

Risk Factors Related to the Authorized Share Capital Increase Proposal

As a result of the proposed increase to our authorized share capital, a substantial additional number of our ordinary shares may be issued pursuant to various transactions, which could cause (i) the price of the ordinary shares to decline, and (ii) substantial dilution to our existing shareholders.

If the Authorized Share Capital Increase Proposal is approved, the number of ordinary shares authorized for issuance under our Memorandum of Association will increase immediately by ______ ordinary shares, to ________ ordinary shares, which represents an increase of ___% relative to our existing number of authorized ordinary shares.

This proposed increase is expected to be utilized for the issuance of a significant number of ordinary shares in various types of transactions. Such transactions are expected to include, without limitation: public offerings or other continuous financing activities (such as under the ATM) to fund our clinical program for SIL 204; conversion of the promissory note held by the Moringa sponsor into ordinary shares; business development transactions in which we may seek to acquire assets that are complementary to our current product candidate; exercises (whether induced or not) of our outstanding warrants; and equity grants to our employees (including officers), directors and consultants under our equity incentive plans. The cumulative effect of those transactions would be the issuance of additional ordinary shares that together could exceed our existing issued and outstanding share capital several times over. Our Board will have considerable discretion with respect to our entry into most of these transactions. While the Board intends to carefully manage our enhanced authorized share capital to support and reinforce, as much as possible, the price and liquidity of, and the trading market for, our traded securities, there is no guarantee that it can successfully do so. The potential transactions would lead to the issuance of ordinary shares in quantities or in a manner that may be dilutive to our existing shareholders, reducing their voting power as well as their percentage economic interest in our company.

Depending on market liquidity at the time, resales of newly issued ordinary shares that become available for issuance as a result of the increase to our authorized share capital and are issued pursuant to any of the above-described transactions may cause the trading price of our ordinary shares to decrease, and any such decrease could be substantial and could jeopardize our compliance with Nasdaq Listing Rule 5550(a)(2), which requires us to maintain a bid price of at least $1.00 on an ongoing basis. Based on historical patterns in the biotechnology sector, significant increases in outstanding shares can lead to downward pressure on stock prices, particularly if such issuances are perceived as occurring at unfavorable valuations. Additionally, the anticipation that such issuances and resales may take place could make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect sales.

Shares issued from our increased authorized share capital may have additional adverse effects on our existing shareholders.

Our utilization of the increase in our authorized share capital for additional significant issuances of ordinary shares may have additional adverse impacts on our existing shareholders beyond a decline in the trading price and dilution (as identified in the previous risk factor). Depending on the amount of consideration received in connection with future issuance transactions, such transactions could also reduce shareholders’ equity on a per-share basis. The primary purposes of the enhanced authorized share capital are (i) to enable us to enter into transactions that increase our overall shareholders’ equity in order to preserve our current listing on the Nasdaq Capital Market, and (ii) to enable us to issue ordinary shares as part of funding vital working capital for our clinical development of our innovative RNAi therapies. Nevertheless, while the Board is not proposing the increase with the intent of using the newly authorized reserve as an anti-takeover device, the authorized ordinary shares could, in theory, also be used to resist or frustrate a third-party transaction that is favored by a majority of our public shareholders (for example, by permitting issuances that would dilute the share ownership of a person seeking to effect a change in the composition of the Board or management of the Company, or contemplating a tender offer or other transaction for a combination of the Company with another company). The newly available authorized shares resulting from the increase in our authorized share capital thus may have the potential to limit the opportunity for shareholders to dispose of their ordinary shares at a premium.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of June 1, 2026 by:

●	each person or entity known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

●	each of our officers and directors; and

●	all our officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security such as our ordinary shares if he, she or it possesses sole or shared voting or investment power over those ordinary shares, including based on the right to acquire those ordinary shares due to exercise of an option or warrant, or due to the settlement of an RSU, that may be currently exercised or settled (as of June 1, 2026), or that may be exercised or settled (as applicable) for an underlying ordinary share within 60 days following June 1, 2026. In computing the number of ordinary shares beneficially owned by a person or entity and his/her or its percentage ownership, we include, as outstanding, those ordinary shares that are subject to options, warrants or RSUs held by that person or entity that may be currently exercised or settled (as of June 1, 2026), or that may be exercised or settled (as applicable) within 60 days of June 1, 2026. We do not, however, deem those underlying shares to be outstanding for the purpose of computing the percentage ownership of any other person or entity.

Unless otherwise indicated, we believe that all persons and entities named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

The percentage ownership of ordinary shares is based on 852,161 ordinary shares outstanding as of June 1, 2026.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Ordinary Shares
Directors and Executive Officers of Silexion:
Ilan Hadar	16,643	(2)	2.0%
Dror Abramov	1,111	(3)	*
Ruth Alon	1,122	(4)	*
Avner Lushi (5)	2,727	(6)	*
Dr. Shlomo Noy (7)	2,727	(6)	*
Dr. Amnon Peled	902	(8)	*
Dr. Mitchell Shirvan	8,789	(9)	1.0%
Mirit Horenshtein Hadar, CPA	12,515		1.5%

All executive officers and directors as a group (8 individuals)	43,262	(10)	5.1%
Five Percent Holders:
Entities affiliated with Intracoastal Capital LLC (11)	71,420	(12)	7.7%
Moringa Sponsor, LP and related persons (13)	138,382	(14)	16.2%
3i, LP (15)	56,500	(16)	6.2%
Orca Capital AG (17)	53,487	(18)	5.9%

*	Less than 1%.

(1)	Unless otherwise noted, the business address of each beneficial owner listed in the above table is c/o Silexion Therapeutics Corp, 12 Abba Hillel Road, Ramat Gan, Israel 5250606.

(2)	Includes 96 ordinary shares issuable upon exercise of options, at an exercise price of $9,077.10 per share, all of which are vested and currently exercisable.

(3)	Includes 93 ordinary shares issuable upon exercise of options, at an exercise price of $189.00 per share, all of which are vested and currently exercisable.

(4)	Includes 93 ordinary shares issuable upon exercise of options, at an exercise price of $189.00 per share, all of which are vested and currently exercisable.

(5)
The shares reported in this row consist entirely of ordinary shares held of record by Guangzhou Sino-Israel Biotech Fund (“GIBF”), with respect to which Mr. Lushi possesses shared voting and investment authority as a result of his serving as a Managing Partner and CEO of GIBF.

(6)	Includes 187 ordinary shares issuable upon exercise of options held by GIBF, at an exercise price of $189.00 per share, all of which are vested and currently exercisable.

(7)
The shares reported in this row consist entirely of ordinary shares held of record by GIBF, with respect to which Dr. Noy possesses shared voting and investment authority as a result of his serving as Chief Medical Officer of GIBF.

(8)	Includes 78 ordinary shares issuable upon exercise of options, at an exercise price of $189.00 per share, all of which are vested and currently exercisable.

(9)	Includes 48 ordinary shares issuable upon exercise of options, at an exercise price of $9,077.10 per share, all of which are vested and currently exercisable.

(10)
The number of ordinary shares reported in this row for all executive officers and directors as a group includes 595 shares underlying options granted to the Company’s non-employee directors in February 2025, as those options have fully vested as of June 1, 2026.

(11)
The ordinary shares reported in this row are beneficially owned by Intracoastal Capital LLC, Mitchell P. Kopin and Daniel B. Asher. Mr. Kopin and Mr. Asher, as the controlling persons of Intracoastal Capital LLC, may be deemed to have shared voting and dispositive power with respect to these securities. The principal business office of Mr. Kopin and Intracoastal Capital LLC is 245 Palm Trail, Delray Beach, Florida 33483, and the principal business office of Mr. Asher is 1011 Lake Street, Suite 311, Oak Park, Illinois 60301.

(12)
Consists of 32,500 ordinary shares underlying Series C warrants and 38,920 ordinary shares underlying Series D warrants, all of which warrants will be exercisable at a price of $5.00 per underlying ordinary share upon (and assuming) the approval of the New Warrrant Exercisability Proposal at the extraordinary general meeting.

(13)
Based on a Schedule 13D/A filed with the SEC on May 29, 2026. The shares reported in this row are held of record by the Moringa sponsor, Moringa Sponsor, LP and/or by Greenstar, L.P., each a Cayman Islands exempted limited partnership. Moringa Partners Ltd., an Israeli company that is wholly-owned by Mr. Ilan Levin, serves as the sole general partner of each of the Moringa sponsor and Greenstar, L.P. Mr. Levin is the sole director of that general partner. As a result of his ownership of that general partner, Mr. Levin possesses sole voting and investment authority with respect to the shares directly held by the Moringa sponsor and Greenstar, L.P. The limited partnership interests of the Moringa sponsor and Greenstar, L.P. are held by various individuals and entities, including Mr. Levin. Mr. Levin disclaims beneficial ownership of the securities held by the Moringa sponsor and Greenstar, L.P., other than to the extent of his direct or indirect pecuniary interest in such securities. The address of each of the persons and entities beneficially owning the shares that are reported in this row is c/o Moringa Acquisition Corp, 250 Park Avenue, 7th floor, New York, NY 10177.

(14)
Consists of (i) 696 ordinary shares, (ii) 37 ordinary shares underlying warrants, and (iii) an aggregate of 137,501 ordinary shares issued on September 15, 2025 and May 18, 2026, upon conversion of an aggregate of $2.2 million of the outstanding amount under the Moringa Sponsor Note, all of which are held by Moringa Sponsor, LP, and (iv) 148 ordinary shares held by Greenstar, L.P.

(15)
The ordinary shares reported in this row are beneficially owned by 3i, LP. 3i Management LLC is the general partner of 3i, LP, and Maier Joshua Tarlow is the manager of 3i Management LLC. As such, Mr. Tarlow exercises sole voting and investment discretion over securities beneficially owned directly or indirectly by 3i, LP and 3i Management LLC. The business address of each of the aforementioned parties is 2 Wooster Street, 2nd Floor, New York, NY 10013.

(16)
Consists of 26,250 ordinary shares underlying Series C warrants and 30,250 ordinary shares underlying Series D warrants, all of which warrants will be exercisable at a price of $5.00 per underlying ordinary share upon (and assuming) the approval of the New Warrrant Exercisability Proposal at the extraordinary general meeting.

(17)
Roman Grodon, Thomas Koenig, and Beate Ruhle‑Burkhardt have shared voting control and investment discretion over the securities beneficially owned by Orca Capital AG. The principal business address of Orca Capital AG is Sperl‑Ring 2, 85276 Hettenshausen, Germany.

(18)
Consists of 26,250 ordinary shares underlying Series C warrants and 27,237 ordinary shares underlying Series D warrants, all of which warrants will be exercisable at a price of $5.00 per underlying ordinary share upon (and assuming) the approval of the New Warrrant Exercisability Proposal at the extraordinary general meeting.

OTHER MATTERS

The Board knows of no matters, other than those referred to in this proxy statement, which may properly come before the extraordinary general meeting or other matters incident to the conduct of the meeting. As to any item or proposal that may properly come before the meeting, it is intended that proxies will be voted in accordance with the discretion of the proxy holders.

By Order of the Board /s/ Mirit Horenshtein Hadar Chief Financial Officer and Secretary Ramat-Gan, Israel June __, 2026

Annex A

PRELIMINARY PROXY CARD

SILEXION THERAPEUTICS CORP
12 Abba Hillel Road
Ramat-Gan, Israel 5250606

EXTRAORDINARY GENERAL MEETING
OF THE COMPANY

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF THE COMPANY
TO BE HELD ON JULY __, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, each dated June __, 2026, in connection with the extraordinary general meeting of Silexion Therapeutics Corp (“Silexion” or the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 9:00 a.m., Eastern time (4:00 p.m., local time) on ____, July __, 2026 at Meitar Law Offices, 16 Abba Hillel Road, 10th floor, Ramat Gan, Israel 5250608, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed, for the sole purpose of considering and voting upon the proposals appearing on the reverse side, and hereby appoints Ilan Hadar, Mirit Horenshtein Hadar and Jonathan M. Nathan, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS DESCRIBED ON THE REVERSE SIDE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting of the Company to be held on July __, 2026:

The Notice of Meeting and the accompanying Proxy Statement are available at:
https://www.cstproxy.com/silexion/thirdegm2026

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUTHORIZED SHARE CAPITAL INCREASE PROPOSAL.	Please mark votes as indicated in this example: ☒

FOR	AGAINST	ABSTAIN
Proposal 1: New Warrant Exercisability Proposal. Approval of the exercisability of the (i) aggregate 399,020 new Series C ordinary warrants and Series D ordinary warrants to purchase 399,020 ordinary shares at an exercise price of $5.00 per ordinary share, and (ii) 13,966 placement agent warrants to purchase 13,966 ordinary shares at an exercise price of $6.25 per ordinary share, which Silexion issued pursuant to an induced warrant exercise transaction that was completed on May 18, 2026

☐	☐	☐
Proposal 2: Authorized Share Capital Increase Proposal. An increase (pursuant to an ordinary resolution) to the authorized share capital of the Company by _____ ordinary shares, from US$796,500 divided into 5,900,000 ordinary shares, par value US$0.135 each, to US$______ divided into ______ ordinary shares, par value US$0.135 each
☐	☐	☐

Date: _______________, 2026
Signature
Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ABOVE PROPOSAL. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

Annex B

Amendment to Authorized Share Capital Under Silexion Therapeutics Corp Memorandum of
Association Under Authorized Share Capital Increase Proposal (Proposal 2)

Paragraph 5 of the Silexion Therapeutics Corp Amended and Restated Memorandum of Association is hereby amended and restated in its entirety as follows:

“5. The authorized share capital of the Company is US$______, divided into _________ Ordinary Shares of a par value of US$0.135 each.”